                                                                                                       EXHIBIT 31.1

CERTIFICATION PURSUANT TO RULES 13a-14(a)/15d-14(a) OF THE
EXCHANGE ACT OF 1934

I, Kevin J. McNamara, certify that:

         1.  I have reviewed this quarterly report on Form 10-Q of
         Roto-Rooter, Inc. ("registrant");

         2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a
         material fact necessary to make the statements made, in
         light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3.  Based on my knowledge, the financial statements, and
         other financial information included in this quarterly
         report, fairly present in all material respects the
         financial condition, results of operations, and cash flows of the registrant as of, and for, the periods presented in this report;

         4.  The registrant's other certifying officers and I are
         responsible for establishing and maintaining disclosure
         controls and procedures (as defined in Exchange Act Rules
         13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f) and
         15d-15(f)) for the registrant and have:

                  a)  designed such disclosure controls and procedures,
                  or caused such disclosure controls and procedures to be
                  designed under our supervision, to ensure that material
                  information relating to the registrant, including its
                  consolidated subsidiaries, is made known to us by
                  others within those entities, particularly during the
                  period in which this report is being prepared;

                  b)  designed such internal control over financial
                  reporting, or caused such internal control over
                  financial report to be designed under our supervision,
                  to provide reasonable assurance regarding the
                  reliability of financial reporting and the preparation
                  of financial statements for external purposes in
                  accordance with generally accepted accounting
                  principles;

                                                       E - 1

                  c)  evaluated the effectiveness of the registrant's
                  disclosure controls and procedures and presented in
                  this report our conclusions about the effectiveness of
                  the disclosure controls and procedures, as of the end
                  of the period covered by this report based on such
                  evaluation; and

                  d)  disclosed in this report any change in the
                  registrant's internal control over financial reporting
                  that occurred during the registrant's most recent
                  fiscal quarter that has materially affected, or is
                  reasonably likely to materially affect, the
                  registrant's internal control over financial reporting.

         5.  The registrant's other certifying officers and I have
         disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's
         auditors and the audit committee of the registrant's board of directors:

                  a)  all significant deficiencies and material
                  weaknesses in the design or operation of internal
                  control over financial reporting which are reasonably
                  likely to adversely affect the registrant's ability to
                  record, process, summarize and report financial
                  information; and

                  b)  any fraud, whether or not material, that involves
                  management or other employees who have a significant
                  role in the registrant's internal control over
                  financial reporting.

Date:             August 13, 2003                                      /s/ Kevin J. McNamara
                  ---------------                                      ---------------------
                                                                       Kevin J. McNamara
                                                                       (President and Chief
                                                                       Executive Officer)

                                                       E - 2